                                 EXHIBIT 10.1.3

                        Third Amendment to First Amended
                  and Restated Agreement of Limited Partnership
                              Dated March 17, 1996

           THIRD AMENDMENT TO FIRST AMENDED AND RESTATED AGREEMENT OF
                               LIMITED PARTNERSHIP

                  This Third Amendment ("Amendment") to the First Amended and Restated Agreement of Limited Partnership dated as of December 28, 1995, as amended, is entered into by and among Sunstone Hotel Investors, Inc., a Maryland corporation, in its individual capacity (the "Company") and in its capacity as the General Partner of the Partnership (the "General Partner") and each of the individuals listed on the signature page attached hereto, as newly admitted limited partners of the Partnership (the "Substitute Limited Partners"). All defined terms not otherwise defined herein shall have the meaning set forth in the Agreement (as defined below).

                                    RECITALS

         A. WHEREAS, the General Partner and the current Limited Partners executed that certain First Amended and Restated Agreement of Limited Partnership dated as of October 16, 1995, amending and restating that certain Agreement of Limited Partnership dated as of September 22, 1994 (as amended, the "Agreement"), and the General Partner caused Sunstone Hotel Investors, L.P., a Delaware limited partnership (the "Partnership"), to file a Certificate of Limited Partnership with the Delaware Secretary of State on September 23, 1994, thereby causing the Partnership to be formed for the purposes set forth in the Agreement.

         B. WHEREAS, the Agreement was amended by the First Amendment to First Amended and Restated Agreement of Limited Partnership dated as of December 12, 1995 (the "First Amendment") to reflect the contribution by Inns Properties of an additional hotel in exchange for Partnership Units.

         C. WHEREAS, the Agreement was amended by the Second Amendment to the Agreement (the "Second Amendment") to reflect the distribution of Partnership Units in connection with the dissolution of certain Limited Partners and thereby admitting additional Substitute Limited Partners.

         D. WHEREAS, the Estate of Peter C. Enever, deceased (the "Estate") desires to transfer the Estate's limited partnership interest from the Estate to C. Robert Enever and Audrey W. Enever.

         E. WHEREAS, in order to evidence the transfer of the Partnership Units and the admission of C. Robert Enever and Audrey W. Enever as Substitute Limited Partners into the Partnership, the parties hereto desire to enter into this Agreement.

         NOW, THEREFORE, the parties hereto agree as follows:

         1. Admission of Substitute Limited Partners. Each of the Substitute Limited Partners is hereby admitted as a Substituted Limited Partner pursuant to Section 9.3 of the Agreement effective as of the date of execution of this Third Amendment. Attached hereto as Exhibit "A" is a revised version of the Exhibit "A" to the Agreement reflecting transfer of the Partnership Units to the Substitute Limited Partners and to the Existing Limited Partners and the allocated Agreed Value of the Hotel contributed in consideration for the original issuance of the Partnership Units.

         2. Agreement to be Bound. Each of the Substitute Limited Partners hereby agrees to be bound by each of the terms and conditions of the Agreement, which are hereby incorporated by reference.

         3. Power of Attorney. Each Substitute Limited Partner hereby irrevocably constitutes and appoints the General Partner, any Liquidator, and authorized officers and attorneys-in-fact of each, and each of those acting singly, in each case with full power of substitution, as its true and lawful agent and attorney-in-fact, with full power and authority in its name and place instead to perform any of the acts set forth in Section 8.2 of the Agreement.

         4. Effect of Amendment. Except as amended hereby, the Agreement is hereby confirmed in all respects.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the 17th day of March, 1996.

GENERAL PARTNER                                 SUBSTITUTE LIMITED PARTNER

SUNSTONE HOTEL INVESTORS, INC., a               ESTATE OF PETER C. ENEVER,
Maryland corporation and the sole General       DECEASED
Partner, Executing this Amendment without
the need for any consent by any Limited
Partner pursuant to the terms of                BY: /s/ C. Robert Enever
Article XI of the Agreement.                       -----------------------------
                                                    C. ROBERT ENEVER, CO-
                                                    PERSONAL REPRESENTATIVE
By: /s/ Robert A. Alter
   --------------------------------------       BY: /s/ Audrey W. Enever
    Robert A. Alter                                -----------------------------
    Its: President                                  AUDREY W. ENEVER, CO-
                                                    PERSONAL REPRESENTATIVE

                                               Effective Date: December 31, 1995


                                   EXHIBIT A

                                       TO
                    FIRST AMENDED AND RESTATED AGREEMENT OF
             LIMITED PARTNERSHIP OF SUNSTONE HOTEL INVESTORS, L.P.


                                                                          AGREED VALUE OF
                                              CASH       PURCHASE        NON-CASH CAPITAL     PARTNERSHIP      PERCENTAGE
 PARTNER AND ADDRESS                  CONTRIBUTION      AGREEMENT            CONTRIBUTION           UNITS       INTEREST
=========================================================================================================================
 GENERAL PARTNER:

 1.   Sunstone Hotel                   $727,652.50         N/A                        N/A          77,099      1.0000000%
      Investors, Inc.
      Suite 201
      115 Calle de Industrias
      San Clemente, CA 92672

 LIMITED PARTNERS:

 2.   Sunstone Hotel                $59,260,097.50         N/A                        N/A       6,237,401     80.9988940%
      Investors, Inc.                                                   Value of Director           7,500
      Suite 201                                                                  Services
      115 Calle de Industrias
      San Clemente, CA 92672

 3.   C. Robert Enever                  $32,000.00         N/A                        N/A           3,200      0.0415053%
      840 Fox Lane
      P. O. Box 239
      Steamboat Sprgs, CO 80477

 4.   Robert A. Alter                  $123,000.00         N/A              $3,494,690.33      390,308.50      5.0624592%
      P.O. Box 4240
      Suite 201
      115 Calle de Industrias
      San Clemente, CA 92674

 5.   Charles L. Biederman              $90,000.00         N/A              $3,324,048.18      370,176.50      4.8013391%
      5 Sunset Drive
      Englewood, CO 80110



                                   EXHIBIT A
                               page 1 of 3 pages

                                               Effective Date: December 31, 1995

                                                                          AGREED VALUE OF
                                              CASH       PURCHASE        NON-CASH CAPITAL     PARTNERSHIP      PERCENTAGE
 PARTNER AND ADDRESS                  CONTRIBUTION      AGREEMENT            CONTRIBUTION           UNITS       INTEREST
=========================================================================================================================

 6.   MYPC Partners                  $245,000.00          N/A                       $0.00          24,500      0.3177749%
      c/o Mr. George W. Yandell
      Principal
      Montgomery Securities
      600 Montgomery Street
      San Francisco, CA 94111

 7.   Steamboat Hotel Partners,        N/A         Agreement of Purchase    $2,081,146.00         219,068      2.8414010%
      Ltd.                                         and Sale dated
      c/o Mr. Dan Carsello                         as of 9/23/94
      6902 Paiute Drive
      Edina, MN 55435

 8.   Inns Properties, L.P.            N/A         Capital Contribution       $450,658.96          50,359      0.6531766%
      Richard M. Moss                              Agreement dated
      Inns Properties, L.P.                        as of 12/12/95
      212 East Mission Street
      Santa Barbara, CA  93101

 9.   Enever Rout Investment Group,    N/A                N/A                 $952,413.00         100,254      1.3003350%
      Ltd.
      P. O. Box 239
      Steamboat Springs, CO 80477
      Attention: C. Robert Enever

 10. Alter Investment Group, Ltd.      N/A                N/A                 $952,413.00         100,254      1.3003350%
      P.O. Box 4240
      Suite 201
      115 Calle de Industrias
      San Clemente, CA 92674
      Attention: Robert A. Alter





                                   EXHIBIT A
                               page 2 of 3 pages

                                               Effective Date: December 31, 1995

                                                                          AGREED VALUE OF
                                              CASH       PURCHASE        NON-CASH CAPITAL     PARTNERSHIP      PERCENTAGE
 PARTNER AND ADDRESS                  CONTRIBUTION      AGREEMENT            CONTRIBUTION           UNITS       INTEREST
=========================================================================================================================

 11. Ridge Partners                        N/A             N/A                $395,333.00          41,614      0.5397504%
      P. O. Box 774140
      Steamboat Springs, CO 80477
      Attention: Kenneth B. Hamlet
      San Clemente, CA 92672

 12. Anthony VanBaak                       N/A             N/A                $197,666.50          20,807      0.2698752%
      P. O. Box 771809
      Steamboat Springs, CO 80477

 13. Les Liman                             N/A             N/A                $197,666.50          20,807      0.2698752%
      453 Fillmore Street
      Denver, CO 80206

 14. Thomas R. Sharp, Trustee              N/A             N/A                $107,815.50          11,349      0.1472011%
      P.O. Box 4608
      Steamboat Springs, CO 8947

 15. Thomas R. Sharp                       N/A             N/A                 $44,222.00           4,655      0.0603772%
      P.O. Box 4608
      Steamboat Springs, CO 8947

 16. C. Robert Enever and                  N/A             N/A                $245,601.50          25,853      0.3353239%
      Audrey W. Enever
      P. O. Box 239
      Steamboat Springs, CO 80477

 17. Trust Company of America as           N/A             N/A                 $44,222.00           4,655      0.0603772%
      custodian of the IRA of
      Patrick E. Barney
- -------------------------------------------------------------------------------------------------------------------------
      TOTAL                           $60,477,750.00                       $12,691,408.96       7,709,859         100.00%





                                   EXHIBIT A
                               page 3 of 3 pages